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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2000
                                                          -------------

                                Razorfish, Inc.
                                ---------------



            (exact name of registrant as specified in its charter)


          Delaware                       000-25847                         13-3804503
          --------                       ---------                         ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
       of incorporation)

32 Mercer Street, New York, New York                                   10013
------------------------------------                                   -----
(Address of principal executive offices)                             (zip code)


      Registrant's Telephone Number, including Area Code:  (212) 966-5960
                                                           --------------


                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

     Not applicable.

Item 2.  Acquisitions or Disposition of Assets

     Not applicable.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     On June 23, 2000, PricewaterhouseCoopers LLP ("PWC") resigned its position as Razorfish, Inc.'s ("Razorfish") independent certified public accountant. PWC's decision to resign was due to a conflict with a Securities and Exchange Commission rule requiring that a partner of an accounting firm who has a close relative that holds an important position with an audit client be geographically separated from the relative and from the engagement team by at least 500 miles to mitigate a presumption of impairment of independence. The conflict exists because the father of John Roberts, Jr., Razorfish's Chief Financial Officer since April 24, 2000, is a partner in the New York office of PWC. PWC had applied to the SEC for relief from this rule, but such relief was not granted.

     The reports of PWC on Razorfish's financial statements for the fiscal year ended December 31, 1999, the only fiscal year for which PWC served as Razorfish's auditor, did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Razorfish's most recent fiscal year and subsequent interim periods, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference to such disagreement in its reports.

     Razorfish requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 30, 2000, is filed as Exhibit 16 to this Form 8-K.

Item 5.  Other Events

     Not applicable.

Item 6.  Resignation of Registrant's Directors

     Not applicable.

                                       2
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Item 7.  Financial Statements and Exhibits

     c)   Exhibits

     16   Letter from PWC dated June 30, 2000 addressed to the Securities and
Exchange Commission in compliance with Item 304 of Regulation S-K.

Item 8.  Change in Fiscal Year

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     Not applicable.

                                       3
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RAZORFISH, INC.
                                   (Registrant)

Dated: June 30, 2000               By: /s/Jeffrey A. Dachis
                                      ---------------------------------
                                      Name:  Jeffrey A. Dachis
                                      Title: Chief Executive Officer
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                               INDEX TO EXHIBITS
                               ----------------

Exhibit No.                 Description
-----------                 -----------

    16 Letter from PricewaterhouseCoopers LLP dated June 30, 2000 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.